Exhibit 10.4

***Text Omitted and Filed Separately
CONFIDENTIAL TREATMENT REQUESTED
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

January 16, 2007

VIA EXPRESS MAIL AND FACSIMILE:

Biocon Limited

20th KM Hosur Road

Electronics City PO

Bangalore, India 560 100

Attn: Head, Legal & General Counsel

Fax: +91-80-2852-3423

Re:                               Assignment of Agreements

Dear Rakesh:

As you are aware, Par Pharmaceutical, Inc. (“Par”) and Biocon Limited (“Biocon”) are parties to a certain Supply Agreement entered into on August 29, 2005 (the “Supply Agreement”) related to the supply of quantities of tiacurnicin [***].  In addition to and in connection with the Supply Agreement, Par and Biocon have also entered into a Material Transfer Agreement and a Quality Agreement (collectively with the Supply Agreement, the “Agreements”).  As we have discussed, Par would like confirmation of Biocon’s agreement that Par may assign the Agreements and all of Par’s rights and obligation under the Agreements to Optimer Pharmaceuticals, Inc. (“Optimer”).

Please indicate Biocon’s consent to the Assignment by counter-signing below and returning a copy of this letter to me by facsimile.

Sincerely,

/s/ Paul Campanelli
Paul Campanelli
E. V. P. Business Development & Licensing
Par Pharmaceutical, Inc.
January 17, 2007

ACKNOWLEDGED AND AGREED:

/s/ Rakesh Bamzai
Mr. Rakesh Bamzai
President – Group Marketing
January 16, 2007
Biocon Limited